[GRAPHIC]

Semiannual Report January 31, 2001

Oppenheimer
Municipal Bond Fund

[LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Municipal Bond Fund seeks as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital.

CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Manager
9	Financial Statements
32	Officers and Trustees

Cumulative Total Returns*
	For the Six-Month Period Ended 1/31/01

	Without Sales Chg.	With Sales Chg.

Class A	4.96%	–0.03%

Class B	4.56	–0.44

Class C	4.56	3.56

Average Annual Total Returns*

	For the 1-Year Period Ended 1/31/01

	Without Sales Chg.	With Sales Chg.

Class A	10.28%	5.04%

Class B	9.46	4.46

Class C	9.46	8.46

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Municipal Bond Fund

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

     In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

     Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

     Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 OPPENHEIMER MUNICIPAL BOND FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risks, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill

February 22, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Manager
Jerry Webman

Q How did Oppenheimer Municipal Bond Fund perform over the first half of fiscal 2001?

A. Thanks to a rally in most sectors of the municipal bond market, the Fund performed well for the six months that ended January 31, 2001. Strong results for the high quality bonds in the portfolio more than offset credit-related losses for several of the Fund’s high yield bonds.

What created the favorable conditions in the municipal bond market?

One major factor was a downshift in the rate of economic growth. Indications that the economy was expanding more slowly recently (2.4% annualized rate in the third quarter of 2000) than it had in previous years (4% annually in 1998 and 1999) spurred a rally in nearly every sector of the bond market.

     Between mid-1999 and mid-2000, the Federal Reserve had raised key short-term interest rates six times, in an attempt to keep economic growth and inflation at moderate, sustainable rates. By the second half of 2000, it had become apparent that the Fed was succeeding. Investors reasoned that, as the economy lost its vigor, the Fed would then cut interest rates to stimulate investment and spending. Anticipating this shift, they allowed bond yields to decline. Since bond yields and bond prices move in opposite directions, the markets rallied.

     The municipal markets received an extra boost from a tight supply-demand relationship. With state tax revenues and interest rates at high levels, municipalities didn’t need new debt to fund their growth, so new issuance of municipal bonds in 2000 was lower than in prior years. Meanwhile, high personal incomes, combined with a faltering stock market, sent individual investors in search of alternatives to equities, heightening the demand for tax-exempt bonds. The combination of short supply and increased demand put upward pressure on prices, especially the prices of high quality bonds, which carry less risk and are thus more popular with individual investors.

3 OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

     As you might expect in this scenario, the higher quality bonds in the portfolio were the largest contributors to performance. In particular, bonds from California, where the supply-demand imbalance was most pronounced, did exceptionally well.

Why didn’t high yield bonds participate in the rally?

Many high yield municipal bonds are pollution control or industrial development securities backed by for-profit corporations and issued by municipalities. As such, these bonds are sensitive to corporate profitability trends. During the six-month period, the changing economy, rising energy prices and shifting political scene teamed up to put profit pressures on certain industries. For instance, airlines struggled with labor and wage problems and high fuel prices. Several of the Fund’s airline holdings were negatively impacted by this trend.

     Also detracting from results were a small number of industrial development bonds issued by asbestos-producing companies. Ever since the Dow Corning asbestos-related settlement, this industry has encountered difficulties, and even the better-managed companies have seen their bonds devalued.

What changes did you make to the Fund during this period?

In October, I assumed day-to-day management responsibilities for the Fund.1 Since then we have made a series of modest adjustments to achieve a more stable balance of the various risks in the portfolio. For instance, with rates falling, we focused on bonds with call protection and bonds that cannot be called until many years from now. And we made a move to reduce the portfolio’s susceptibility to creditworthiness problems, adding higher quality bonds and trimming high yielding but credit-sensitive industrial revenue and special assessment bonds. To compensate for the loss of yield, we invested in bonds in the “sweet spot” of the yield curve—the maturities providing the best yield for the level of risk assumed. Most recently, these were bonds in 15- to 20-year maturity range.

1. Effective 10/2/00, Jerry Webman became the portfolio manager of the Fund.

4 OPPENHEIMER MUNICIPAL BOND FUND

What is your outlook for the municipal market in the new fiscal year?

On January 3, 2001, the Fed reduced its target for the federal funds rate by 0.50%, and by another 0.50% on January 31, 2001. We believe the Fed is likely to continue easing, but not for long. While the economy clearly is losing momentum, we don’t foresee a crash landing. As of this writing, there has been no significant falloff in employment rates. This is an important indicator of economic strength, because higher unemployment leads to reduced spending by consumers and lower tax revenues. Meanwhile, most states are in fine fiscal shape, with healthy balance sheets and cash flows. Lower interest rates may induce some municipalities to issue new debt, but we don’t anticipate a large increase in supply.

Average Annual
Total Returns with
Sales Charge

For the Periods
Ended 12/31/00[2]

Class A
1-Year	5-Year	10-Year

2.85%	3.55%	5.95%

Class B		Since
1-Year	5-Year	Inception

2.06%	3.43%	4.40%

Class C		Since
1-Year	5-Year	Inception

6.06%	3.75%	4.57%

Standardized Yields
For the 30 Days Ended 1/31/01[3]
Class A		5.15%

Class B		4.63

Class C		4.63

2. See page 7 for further details.
3. Standardized yield is based on net investment income for the 30-day period ended January 31, 2001. Falling share prices will tend to artificially raise yields.

5 OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

     We believe the market has already factored in several interest rate cuts and will now move in a relatively narrow price range, provided there are no major surprises from the new administration in Washington, D.C. We will watch to see how healthcare and tax reform legislation play out. In the meantime, we plan to stay the course, remaining vigilant about credit exposure and seeking ways to augment yield by finding the best position on the yield curve. This well-balanced approach to seeking tax-exempt income is what makes Oppenheimer Municipal Bond Fund part of The Right Way to Invest.

Credit Allocation4

[CHART]

AAA	54.7%
AA	12.4
A	6.1
BBB	14.9
BB	10.4
B	1.3
CC	0.2

Top Five States[5]

Texas	18.0%

Pennsylvania	10.8

Michigan	7.0

New York	7.0

California	6.4

4. Portfolio data is subject to change. Percentages are as of January 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 10.5% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
5. Portfolio is subject to change. Percentages are as of January 31, 2001, and are based on net assets.

6 OPPENHEIMER MUNICIPAL BOND FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 10/27/76. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 3/16/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “life-of-class” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER MUNICIPAL BOND FUND

Financials

8 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS January 31, 2001/Unaudited

	Ratings:
	Moody’s/
	S&P/Fitch	Principal	Market Value
	(Unaudited)	Amount	See Note 1

Municipal Bonds and Notes—99.1%

Alaska—1.4%
AK IDV & Export Authority Power RB,
Snettisham Power, Prerefunded, Series 1,
AMBAC Insured, 5.50%, 1/1/16	Aaa/AAA/AAA	$ 80,000	$ 87,310

AK IDV & Export Authority Power RB,
Snettisham Power, Prerefunded, Series 1,
AMBAC Insured, 5.50%, 1/1/17	Aaa/AAA/AAA	90,000	98,223

AK Northern Tobacco Securitization Corp.
Tobacco Settlement Asset Backed RB, 6.50%, 6/1/31	Aa3/A/A+	5,000,000	5,152,750

Anchorage, AK Water RRB, AMBAC Insured,
5.625%, 9/1/13	Aaa/AAA/AAA	1,000,000	1,079,080

Anchorage, AK Water RRB, AMBAC Insured,
6%, 9/1/19	Aaa/AAA/AAA	1,000,000	1,085,440

Anchorage, AK Water RRB, AMBAC Insured,
6%, 9/1/24	Aaa/AAA/AAA	1,500,000	1,612,440

			9,115,243

Arizona—1.1%
AZ Educational LMC RRB, Series B, 7%, 3/1/05	Aa2/NR	1,090,000	1,128,597

Central AZ Irrigation & Drainage District GORB,
Series A, 6%, 6/1/13	NR/NR	1,080,950	979,654

Peoria, AZ IDAU RRB, Sierra Winds Life, Series A,
6.375%, 8/15/29	NR/NR	5,000,000	4,269,350

University of AZ COP, University Parking & Student
Housing, AMBAC Insured, 5.75%, 6/1/19	Aaa/AAA/AAA	1,000,000	1,059,960

			7,437,561

California—6.4%
CA Foothill/Eastern Corridor Agency Toll Road RRB,
Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32	Aaa/AAA/BBB	3,000,000	3,433,170

CA HFA RB, 8.791%, 2/1/25[1,2]	NR/NR	2,380,000	2,533,938

CA HFA RB, Series C, 6.65%, 8/1/14	Aa2/AA–	5,000,000	5,162,150

CA SCDAU Revenue Refunding COP, Cedars-Sinai
Medical Center, MBIA Insured, 6.50%, 8/1/12	Aaa/AAA	1,000,000	1,168,800

CA SCDAU Revenue Refunding COP, Cedars-Sinai
Medical, Inverse Floater, 6.561%, 11/1/15[3]	A1/NR	1,500,000	1,546,875

Industry, CA UDA TXAL Bonds, Transportation
Distribution Project No. 3, 6.90%, 11/1/07	NR/A–	500,000	529,815

Perris, CA SFM RB, Escrowed to Maturity, Series A,
8.30%, 6/1/13	Aaa/AAA	7,000,000	9,574,880

Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23	Aaa/AAA	6,000,000	7,781,520

Redding, CA Electric System COP, 6.226%, 7/8/22[2]	Aaa/AAA	3,000,000	3,402,810

Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 6.541%, 6/1/19[3]	Aaa/AAA/AAA	6,000,000	6,352,500

9 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued

	Ratings:
	Moody’s/
	S&P/Fitch	Principal	Market Value
	(Unaudited)	Amount	See Note 1

California Continued
Sacramento, CA MUD Electric RRB, Series G,
MBIA Insured, 6.50%, 9/1/13	Aaa/AAA/A	$ 1,000,000	$ 1,221,340

			42,707,798

Colorado—2.1%
CO HFA RRB, Single Family Program, Series B-2,
7.10%, 4/1/17	Aa2/AA	1,520,000	1,773,445

CO HFAU RB, Rocky Mountain Adventist Health
System, 6.625%, 2/1/22	Ba1/BB+	5,000,000	4,795,300

CO Housing FAU SFM RB, Sr. Lien, Series C-2,
6.875%, 11/1/28	Aa2/NR	1,875,000	2,028,637

CO Resource & Power DA Small Water Resource RB,
Series A, FGIC Insured, 5.80%, 11/1/20	Aaa/AAA/AAA	1,000,000	1,069,580

Denver, CO City & Cnty. Airport RB,
6.442%, 11/15/16[1,2]	NR/NR	1,500,000	1,726,125

Denver, CO City & Cnty. Airport RB,
6.442%, 11/15/18[1,2]	NR/NR	1,000,000	1,139,570

Douglas & Elbert Cntys., CO SDI No. RE-1
Improvement GOB, Series A, MBIA Insured,
8%, 12/15/09	Aaa/AAA	1,000,000	1,274,270

			13,806,927

Connecticut—4.2%
Mashantucket, CT Western Pequot Tribe Special RB,
Prerefunded, Series A, 6.40%, 9/1/11[1]	Aaa/AAA	7,435,000	8,538,651

Mashantucket, CT Western Pequot Tribe Special RB,
Unrefunded Balance, Series A, 6.40%, 9/1/11[1]	Baa3/BBB–	7,565,000	8,165,283

Mashantucket, CT Western Pequot Tribe Special RRB,
Sub. Lien, Series B, 5.75%, 9/1/27[1]	Baa3/NR	11,900,000	11,619,160

			28,323,094

Florida—1.9%
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
Services Project, 8%, 6/1/22	NR/NR	2,735,000	2,855,586

FL BOE Capital Outlay GORB, 8.40%, 6/1/07	Aa2/AA+	750,000	900,870

FL HFA MH RRB, Series C, 6%, 8/1/11	NR/AAA	1,000,000	1,078,360

FL HFA SFM RRB, Series A, 6.35%, 7/1/14	Aa1/AAA	600,000	633,954

Grand Haven, FL CDD SPAST Bonds, Series A,
6.30%, 5/1/02	NR/NR	803,000	805,722

Heritage Springs, FL CDD Capital Improvement RB,
Series B, 6.25%, 5/1/05	NR/NR	1,605,000	1,603,331

Lee Cnty., FL Hospital Board of Directors RRB,
MBIA Insured, Inverse Floater, 6.35%, 3/26/20[3,4]	Aaa/AAA	1,000,000	1,082,500

Lee Cnty., FL Housing FAU SFM RB, Series A-2,
6.85%, 3/1/29	Aaa/NR	1,585,000	1,735,084

10 OPPENHEIMER MUNICIPAL BOND FUND

	Ratings:
	Moody’s/
	S&P/Fitch	Principal	Market Value
	(Unaudited)	Amount	See Note 1

Florida Continued
Lee Cnty., FL IDAU HCF RRB, Shell Point Village Project,
Series A, 5.50%, 11/15/21	NR/BBB–	$ 2,000,000	$ 1,706,720

			12,402,127

Georgia—3.7%
GA MEAU RRB, Project One, Series X, MBIA Insured,
6.50%, 1/1/12	Aaa/AAA	500,000	585,720

GA MEAU SPO Refunding Bonds, Series Y,
MBIA Insured, 6.50%, 1/1/17	Aaa/AAA/AAA	11,750,000	13,889,675

Rockdale Cnty., GA DAU SWD RB, Visy Paper, Inc.
Project, 7.40%, 1/1/16	NR/NR	4,325,000	4,397,357

Savannah, GA EDAU RB, College of Art & Design
Project, 6.90%, 10/1/29	NR/BBB–	5,880,000	6,108,203

			24,980,955

Hawaii—1.3%
HI Airport System RB, 6.442%, 7/1/20[1,2]	NR/NR	5,000,000	5,665,700

HI Airport System RRB, Series B, 6.625%, 7/1/18	Aaa/AAA/AAA	1,500,000	1,688,820

HI Budget & Finance Department Special
Purpose RRB, Hawaiian Electric Co., Inc.,
Series D, AMBAC Insured, 6.15%, 1/1/20	Aaa/AAA/AAA	1,000,000	1,070,580

			8,425,100

Illinois—3.4%
Chicago, IL GOUN, Series A, FGIC Insured,
6.75%, 1/1/35	Aaa/AAA/AAA	2,000,000	2,398,940

Cook Cnty., IL Community College District
No. 508 Chicago COP, FGIC Insured, 8.75%, 1/1/05	Aaa/AAA/AAA	500,000	586,215

Cook Cnty., IL RB, FGIC Insured, 5.50%, 11/15/22	Aaa/AAA/AAA	4,000,000	4,041,120

IL Regional Transportation Authority RB,
AMBAC Insured, 7.20%, 11/1/20	Aaa/AAA/AAA	7,500,000	9,387,750

McHenry & Kane Cntys., IL Community
Construction SDI No. 158 CAP GOUN,
FGIC Insured, Zero Coupon, 5.62%, 1/1/19[5]	Aaa/AAA/AAA	4,000,000	1,542,440

McHenry & Kane Cntys., IL Community
Construction SDI No. 158 CAP GOUN,
FGIC Insured, Zero Coupon, 5.66%, 1/1/20[5]	Aaa/AAA/AAA	2,500,000	905,725

Metropolitan Pier & Exposition Authority RB, IL
Hospitality Facilities, McCormick Plaza Convention
Center, Escrowed to Maturity, 7%, 7/1/26	Aaa/AAA/A+	3,000,000	3,774,030

			22,636,220

11 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued

	Ratings Moody’s/ S&P/Fitch (Unaudited)	Principal Amount	Market Value See Note 1

Indiana—3.5%
Indianapolis, IN Airport Authority RB, SPF Federal
Express Corp. Project, 7.10%, 1/15/17	Baa2/BBB	$15,500,000	$16,446,740

Indianapolis, IN Airport Authority RB, SPF United
Airlines Project, Series A, 6.50%, 11/15/31	Baa2/BB+	7,750,000	7,280,427

			23,727,167

Kentucky—0.3%
Kenton Cnty., KY AB RB, SPF Delta Airlines Project,
Series A, 6.125%, 2/1/22	Baa3/BBB–	2,290,000	2,212,690

Louisiana—1.6%
New Orleans, LA Home Mtg. Authority SPO Refunding
Bonds, Escrowed to Maturity, 6.25%, 1/15/11	Aaa/NR	9,500,000	10,931,555

Massachusetts—5.3%
MA GOB, Unrefunded Balance, Series B,
MBIA Insured, 6.50%, 8/1/11	Aaa/AAA/AAA	430,000	444,874

MA Health & Educational FA RB, Mt. Auburn
Hospital Issue, Series B-1, MBIA Insured, 6.25%, 8/15/14	Aaa/AAA	1,000,000	1,087,290

MA HFA RB, Series A, AMBAC Insured, 6.60%, 7/1/14	Aaa/AAA/AAA	1,750,000	1,849,417

MA TUAU Metropolitan Highway System RRB,
Series A, MBIA Insured, 5.125%, 1/1/23	Aaa/AAA/AAA	4,000,000	3,932,600

MA TUAU Metropolitan Highway System RRB,
Sr. Lien, Series A, MBIA Insured, 5%, 1/1/27	Aaa/AAA/AAA	5,000,000	4,793,100

MA TUAU Metropolitan Highway System RRB,
Sr. Lien, Series A, MBIA Insured, 5%, 1/1/37	Aaa/AAA/AAA	9,000,000	8,547,300

MA Water Resource Authority RB, Series A,
6.50%, 7/15/19	Aa3/AA/AA–	12,225,000	14,607,775

			35,262,356

Michigan—7.0%
Detroit, MI GOB, Series B, MBIA Insured, 6%, 4/1/17	Aaa/AAA/AAA	3,035,000	3,330,245

Detroit, MI Sewage Disposal RB, Prerefunded,
FGIC Insured, Inverse Floater, 8.461%, 7/1/23[3]	Aaa/AAA/AAA	10,100,000	11,312,000

Detroit, MI Sewage Disposal RRB, Unrefunded
Balance, FGIC Insured, Inverse Floater,
8.461%, 7/1/23[3]	Aaa/AAA/AAA	3,100,000	3,227,875

Detroit, MI Water Supply System RB, Prerefunded,
FGIC Insured, Inverse Floater, 9.811%, 7/1/22[3]	Aaa/AAA/AAA	3,700,000	4,097,750

Detroit, MI Water Supply System RB,
Unrefunded Balance, FGIC Insured, Inverse Floater,
9.811%, 7/1/22[3]	Aaa/AAA/AAA	1,500,000	1,636,875

Howell, MI Public Schools RB, MBIA Insured,
5.875%, 5/1/19	Aaa/AAA/AAA	1,850,000	1,971,693

MI Building Authority RRB, Series I, MBIA-IBC Insured,
6.25%, 10/1/20	Aaa/AAA	1,815,000	1,884,024

MI Hospital FAU RRB, FSA Insured, Inverse Floater,
9.675%, 2/15/22[3]	Aaa/AAA/AAA	5,000,000	5,362,500

12 OPPENHEIMER MUNICIPAL BOND FUND

	Ratings Moody’s/ S&P/Fitch (Unaudited)	Principal Amount	Market Value See Note 1

Michigan Continued
MI Strategic Fund SWD RRB, Genesee Power
Station Project, 7.50%, 1/1/21	NR/NR	$3,650,000	$3,740,301

Wayne Cnty., MI SPF Airport RRB, Northwest
Airlines, Inc., Series 1995, 6.75%, 12/1/15	NR/NR	10,435,000	10,366,233

			46,929,496

Missouri—0.4%
MO Development Finance Board Infrastructure
Facilities RRB, Midtown Redevelopment Project,
Series A, 5.75%, MBIA Insured, 4/1/22	Aaa/AAA/AAA	1,000,000	1,055,660

St. Louis, MO IDAU RB, St. Louis Convention Center,
Sr. Lien, Series A, 6.875%, 12/15/20	Baa3/NR	1,500,000	1,487,010

			2,542,670

Nevada—0.8%
Clark Cnty., NV Passenger Facility Charge RB,
Las Vegas McCarran International Airport Project,
Series B, MBIA Insured, 6.50%, 7/1/12	Aaa/AAA	2,000,000	2,107,780

Washoe Cnty., NV SDI RB, FSA Insured,
5.875%, 6/1/20	Aaa/AAA/AAA	3,175,000	3,365,373

			5,473,153

New Hampshire—0.2%
NH Housing FAU SFM RB, Series C, 6.90%, 7/1/19	Aa2/NR	775,000	801,737

NH Turnpike System RRB, Series A, FGIC Insured,
6.75%, 11/1/11	Aaa/AAA/AAA	500,000	568,095

			1,369,832

New Jersey—6.0%
NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
5.75%, 10/1/23	NR/NR	2,255,000	1,821,476

NJ EDAU RRB, First Mtg. Keswick Pines, 5.70%, 1/1/18	NR/NR	1,000,000	834,020

NJ EDAU RRB, First Mtg. Keswick Pines, 5.75%, 1/1/24	NR/NR	1,125,000	896,535

NJ EDAU SPF RB, Continental Airlines, Inc. Project,
6.25%, 9/15/19	Ba2/BB	12,880,000	12,162,842

NJ Transportation COP, Series 15, AMBAC Insured,
5.86%, 9/15/15[2]	NR/AAA	3,250,000	3,958,532

NJ TUAU RRB, Series C, 6.50%, 1/1/16	A3/A-/A	16,150,000	18,853,671

NJ TUAU RRB, Series C, MBIA Insured, 6.50%, 1/1/16	Aaa/AAA	1,100,000	1,303,225

			39,830,301

New York—7.0%
NYC GOB, Inverse Floater, 6.518%, 8/27/15[3]	A2/A/A+	3,050,000	3,263,500

NYC GOB, Prerefunded, Series D, 8%, 8/1/15	Aaa/A/A+	10,980,000	11,399,326

NYC MWFAU WSS RRB, 5.50%, 6/15/33	Aa3/AA/AA	3,850,000	3,939,897

NYS DA RB, SUEFS, FGIC Insured, 5.25%, 5/15/18	Aaa/AAA/AAA	1,000,000	1,023,460

13 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued

	Ratings Moody’s/ S&P/Fitch (Unaudited)	Principal Amount	Market Value See Note 1

New York Continued
NYS HFA RRB, NYC HF, Series A, 6%, 11/1/06	A3/A	$4,000,000	$4,350,280

NYS HFA RRB, NYC HF, Series A, 6%, 5/1/08	A3/A	2,000,000	2,166,880

NYS MTAU Dedicated Tax Fund RB, Series A,
FGIC Insured, 6.125%, 4/1/17	Aaa/AAA/AAA	1,000,000	1,108,210

NYS Tollway Authority Highway & Bridge Trust
Fund RB, Series A, FSA Insured, 6%, 4/1/16	Aaa/AAA/AAA	1,000,000	1,109,080

NYS UDC RB, Series C, 5.875%, 1/1/19	Aaa/AAA/AAA	5,000,000	5,376,100

TSASC, Inc., NY RB, 6.25%, 7/15/27	Aa1/A/A+	2,750,000	2,821,912

TSASC, Inc., NY RB, Series 1, 6.25%, 7/15/34	Aa2/A/A+	10,000,000	10,261,500

			46,820,145

Ohio—3.4%
Cleveland, OH PPS RB, First Mtg., Prerefunded,
Series A, MBIA Insured, 7%, 11/15/16	Aaa/AAA	1,100,000	1,242,868

Cleveland, OH PPS RB, First Mtg., Unrefunded Balance,
Series A, MBIA Insured, Series A, 7%, 11/15/16	Aaa/AAA	900,000	1,018,260

Mahoning Valley, OH Sanitary Distilled Water RRB,
FSA Insured, 5.75%, 11/15/16	Aaa/AAA/AAA	1,450,000	1,555,647

Montgomery Cnty., OH HCF RRB, Series B,
6.25%, 2/1/22	NR/NR	2,500,000	2,141,675

OH Air Quality DAU PC RRB, Series A, 6.10%, 8/1/20	Baa3/BB+	6,500,000	6,451,705

OH HFA SFM RB, Series B, Inverse Floater,
9.669%, 3/1/31[3]	Aaa/AAA	2,580,000	2,712,225

OH Solid Waste RB, Republic Engineered Steels, Inc.
Project, 9%, 6/1/21[4]	NR/NR	7,800,000	1,482,000

OH SWD RB, USG Corporate Project, 5.65%, 3/1/33	Ba2/BBB	7,000,000	4,372,200

Streetsboro, OH SDI GOB, AMBAC Insured,
7.125%, 12/1/10	Aaa/AAA/AAA	500,000	585,560

Summit Cnty., OH RB, FGIC Insured, 6.25%, 12/1/21	Aaa/AAA/AAA	1,270,000	1,420,343

			22,982,483

Oklahoma—0.8%
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C, AMBAC Insured,
7%, 8/15/05	Aaa/AAA/AAA	2,000,000	2,260,480

Tulsa, OK Municipal Airport Trust RB, American
Airlines Project, 6.25%, 6/1/20	Baa1/BBB-	2,820,000	2,809,369

			5,069,849

Pennsylvania—10.8%
Allegheny Cnty., PA HDAU RB, Health System,
Series B, 9.25%, 11/15/30	B1/B+/B+	8,000,000	7,374,240

Allegheny Cnty., PA HDAU RRB, Villa St. Joseph HCF,
6%, 8/15/28	NR/NR	2,000,000	1,634,800

14 OPPENHEIMER MUNICIPAL BOND FUND

	Ratings Moody’s/ S&P/Fitch (Unaudited)	Principal Amount	Market Value See Note 1

Pennsylvania Continued
Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
Inverse Floater, 8.62%, 11/10/20[3]	Aaa/AAA/AAA	$1,000,000	$1,140,000

Chartiers Valley, PA CD IDAU First Mtg. RRB,
Asbury Health Center, 6.375%, 12/1/19	NR/NR	1,250,000	1,100,063

Chartiers Valley, PA CD IDAU First Mtg. RRB,
Asbury Health Center, 6.375%, 12/1/24	NR/NR	1,500,000	1,287,210

PA Convention Center RRB, Series A,
MBIA-IBC Insured, 6.75%, 9/1/19	Aaa/AAA/AAA	1,150,000	1,263,747

PA EDFAU Facilities RB, National Gypsum Co.,
Series B, 6.125%, 11/2/27	NR/NR	10,000,000	7,099,400

PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18	NR/BBB-	3,000,000	3,068,280

PA HEAA Student Loan RB, Series B, AMBAC Insured,
Inverse Floater, 7.398%, 3/1/22[3]	Aaa/AAA/AAA	18,750,000	19,875,000

PA TUCM RRB, Series N, 6.50%, 12/1/13	Aa3/AA–	750,000	783,900

Philadelphia, PA Airport RRB, FGIC Insured,
5.375%, 6/15/12	Aaa/AAA/AAA	3,130,000	3,275,201

Philadelphia, PA Hospital & HEFAU RB, Temple
University Childrens Medical Center,
Series A, 5.625%, 6/15/19	Baa2/BBB	1,200,000	1,029,660

Philadelphia, PA Hospital & HEFAU RRB,
The Philadelphia Protestant Home Project,
Series A, 6.50%, 7/1/27	NR/NR	3,380,000	3,028,953

Philadelphia, PA IDAU HCF RRB, Baptist Home of
Philadelphia, Series A, 5.50%, 11/15/18	NR/NR	1,670,000	1,365,860

Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 3.42%, 9/1/20[3]	Aaa/AAA	1,900,000	2,075,750

Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05	Aaa/AAA/AAA	7,600,000	9,431,524

Schuylkill Cnty., PA IDAU RR RRB, Schuylkill Energy
Resources, Inc., 6.50%, 1/1/10	NR/NR/BB+	7,385,000	7,206,874

			72,040,462

South Carolina—0.3%
Piedmont, SC MPA RRB, Escrowed to Maturity,
Series A, FGIC Insured, 6.50%, 1/1/16	Aaa/AAA/AAA	285,000	336,679

Piedmont, SC MPA RRB, Unrefunded Balance,
Series A, FGIC Insured, 6.50%, 1/1/16	Aaa/AAA/AAA	1,715,000	2,013,890

			2,350,569

Texas—18.0%
AAAU TX SPF RB, American Airlines, Inc. Project,
7%, 12/1/11	Baa1/BBB–	3,000,000	3,291,330

Cedar Hill, TX ISD CAP RRB, Zero Coupon,
6.10%, 8/15/11[5]	Aaa/NR/AAA	1,585,000	946,087

15 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued

	Ratings Moody’s/ S&P/Fitch (Unaudited)	Principal Amount	Market Value See Note 1

Texas Continued
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.89%, 2/15/14[5]	Aaa/AAA	$15,710,000	$8,261,732

Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.85%, 2/15/15[5]	Aaa/AAA	15,000,000	7,417,050

Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.91%, 2/15/16[5]	Aaa/AAA	16,240,000	7,548,190

Dallas-Fort Worth, TX International Airport Facilities
Improvement Corp. RB, American Airlines, Inc.,
7.25%, 11/1/30	Baa1/BBB–	8,000,000	8,241,200

Grand Prairie, TX HFDC RRB, Dallas/Ft. Worth Medical
Center Project, AMBAC Insured, 6.875%, 11/1/10	Aaa/AAA/AAA	1,800,000	1,810,242

Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Prerefunded, 6.50%, 8/15/15	Aa1/AA+	215,000	228,530

Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Unrefunded Balance, 6.50%, 8/15/15	Aa1/AA+	785,000	833,199

Harris Cnty., TX GORRB, Toll Road, Sub. Lien,
6.75%, 8/1/14	Aa1/AA+	1,000,000	1,036,310

Harris Cnty., TX Hospital District RRB,
AMBAC Insured, 7.40%, 2/15/10	Aaa/AAA/AAA	2,000,000	2,325,040

Harris Cnty., TX Houston Sports Authority
Special CAP RB, Jr. Lien, Series B, MBIA Insured,
Zero Coupon, 5.34%, 11/15/13[5]	Aaa/AAA/AAA	4,360,000	2,260,704

Houston, TX Airport System RRB, Sub. Lien, Series B,
FSA Insured, 5.50%, 7/1/30	Aaa/AAA/AAA	5,000,000	5,089,850

Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.40%, 12/1/09	A2/A+/A+	995,000	1,057,038

Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.75%, 12/1/08	A2/A+/A+	440,000	459,316

Houston, TX WSS RRB, Jr. Lien, Series B, FGIC Insured,
5.25%, 12/1/23	Aaa/AAA/AAA	4,000,000	4,004,280

Lower Colorado River Authority, TX RRB, Series A,
5.875%, 5/15/17	Aaa/AAA/AAA	1,625,000	1,750,093

Lower Neches Valley, TX IDAU Corp. Sewer
Facilities RB, Mobil Oil Refining Corp. Project,
6.40%, 3/1/30	Aaa/AAA	1,000,000	1,056,200

North Central TX HFDC RB, Prerefunded, Series B,
6.30%, 5/15/06	Aa3/AA–	290,000	305,756

North Central TX HFDC RB, Prerefunded, Series B,
6.40%, 5/15/08	Aa3/AA–	480,000	506,678

North Central TX HFDC RB, Series A, 7.25%, 11/15/19	NR/NR	2,000,000	1,945,800

North Central TX HFDC RB, Series A, 7.50%, 11/15/29	NR/NR	3,000,000	2,954,280

North Central TX HFDC RB, Unrefunded Balance,
Series B, 6.30%, 5/15/06	Aa3/AA–	2,710,000	2,832,926

North Central TX HFDC RB, Unrefunded Balance,
Series B, 6.40%, 5/15/08	Aa3/AA–	4,520,000	4,719,648

16 OPPENHEIMER MUNICIPAL BOND FUND

	Ratings Moody’s/ S&P/Fitch (Unaudited)	Principal Amount	Market Value See Note 1

Texas Continued
Retama, TX Development Corp. SPF RRB, Retama
Racetrack, Escrowed to Maturity, Series A, 10%, 12/15/19	Aaa/AAA	$4,880,000	$7,842,014

Rio Grande Valley TX HFDC Retirement Facilities RB,
Golden Palms, Series B, MBIA Insured, 6.40%, 8/1/12	Aaa/AAA	2,000,000	2,114,440

TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.95%, 9/1/13[5]	Aaa/AAA/A	6,900,000	3,756,912

TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.93%, 9/1/14[5]	Aaa/AAA/A	17,500,000	8,959,475

TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.85%, 9/1/15[5]	Aaa/AAA/A	10,000,000	4,811,500

TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.98%, 9/1/16[5]	Aaa/AAA/A	39,990,000	18,078,679

TX United Independent SDI GOUN, 5.125%, 8/15/26	Aaa/AAA	4,295,000	4,187,453

			120,631,952

Vermont—0.2%
VT HFA Home Mtg. Purchase RB, Series A,
7.85%, 12/1/29	A1/A	1,045,000	1,061,950

Virginia—1.5%
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.60%, 8/15/05[5]	Ba1/NR	2,300,000	1,665,821

Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.75%, 8/15/07[5]	Ba1/NR	2,800,000	1,750,392

Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.82%, 8/15/08[5]	Ba1/NR	3,000,000	1,745,400

Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.85%, 8/15/09[5]	Ba1/NR	3,100,000	1,678,557

Pocahontas Parkway Assn., VA Toll Road RB, CAP,
Sr. Lien, Series B, Zero Coupon, 5.86%, 8/15/22[5]	NR/A/A	14,900,000	3,312,121

			10,152,291

Washington—4.0%
Clark Cnty., WA Public Utility District No. 001
Generating System RRB, FSA Insured, 5.125%, 1/1/20	Aaa/AAA/AAA	2,730,000	2,707,041

WA GOUN, Series S-5, FGIC Insured, Zero Coupon,
5.34%, 1/1/18[5]	Aaa/AAA/AAA	8,000,000	3,296,560

WA PP Supply System RRB, Nuclear Project No. 1,
5.40%, 7/1/12	Aa1/AA–/AA–	20,000,000	20,520,000

			26,523,601

17 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Ratings Moody’s/ S&P/Fitch (Unaudited)	Principal Amount	Market Value See Note 1

West Virginia—0.6%
WV Parkways ED & Tourism Authority RB,
FGIC Insured, Inverse Floater, 7.421%, 5/16/19[3]	Aaa/AAA/AAA	$3,600,000	$ 3,807,000

Wisconsin—0.3%
WI Health & Educational FA RB, Aurora Medical
Group, Inc. Project, FSA Insured, 6%, 11/15/11	Aaa/AAA	1,370,000	1,548,388

WI Housing & EDAU Home Ownership RRB,
Series A, 7.10%, 3/1/23	Aa2/AA	260,000	268,564

			1,816,952

District of Columbia—0.5%
DC Hospital RRB, Medlantic Healthcare Group,
Series A, MBIA Insured, 5.25%, 8/15/12	Aaa/AAA	1,000,000	1,040,270

DC RRB, Prerefunded, Series A-1, MBIA Insured,
6%, 6/1/11	Aaa/AAA/AAA	100,000	113,832

DC RRB, Unrefunded Balance, Series A-1,
MBIA Insured, 6%, 6/1/11	Aaa/AAA/AAA	1,900,000	2,134,156

			3,288,258

U.S. Possessions—1.1%
PR CMWLTH Refunding GOUN, Series 312,
FSA Insured, 7.332%, 7/1/20[2]	Aaa/NR	5,000,000	5,368,750

PR Municipal FAU GOB, 6.886%, 8/1/15[1,2]	NR/NR	1,500,000	1,851,360

			7,220,110

Total Investments, at Value (Cost $639,252,907)		99.1%	661,879,867

Other Assets Net of Liabilities		0.9	6,239,522

Net Assets		100.0%	$668,119,389

18 OPPENHEIMER MUNICIPAL BOND FUND

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

AAAU	Alliance Airport Authority, Inc.	LMC	Loan Marketing Corp.
AB	Airport Board	MEAU	Municipal Electric Authority
BOE	Board of Education	MH	Multifamily Housing
CAP	Capital Appreciation	MPA	Municipal Power Agency
CD	Commercial Development	MTAU	Metropolitan Transportation Authority
CDD	Community Development District	MUD	Municipal Utility District
CMWLTH	Commonwealth	MWFAU	Municipal Water Finance Authority
COP	Certificates of Participation	NYC	New York City
DA	Dormitory Authority	NYS	New York State
DAU	Development Authority	PC	Pollution Control
ED	Economic Development	POAU	Port Authority
EDAU	Economic Development Authority	PP	Public Power
EDFAU	Economic Development Finance Authority	PPS	Public Power System
FA	Facilities Authority	RB	Revenue Bonds
FAU	Finance Authority	RR	Resource Recovery
GOB	General Obligation Bonds	RRB	Revenue Refunding Bonds
GORB	General Obligation Refunding Bonds	SCDAU	Statewide Communities Development Authority
GORRB	General Obligation Revenue Refunding Bonds	SDI	School District
GOUN	General Obligation Unlimited Nts.	SFM	Single Family Mtg.
HCF	Health Care Facilities	SPAST	Special Assessment
HDAU	Hospital Development Authority	SPF	Special Facilities
HEAA	Higher Education Assistance Agency	SPO	Special Obligations
HEFAU	Higher Educational Facilities Authority	SUEFS	State University Educational Facilities System
HF	Health Facilities	SWD	Solid Waste Disposal
HFA	Housing Finance Agency	TUAU	Turnpike Authority
HFAU	Health Facilities Authority	TUCM	Turnpike Commission
HFDC	Health Facilities Development Corp.	TXAL	Tax Allocation
IDV	Industrial Development	UDA	Urban Development Agency
IDAU	Industrial Development Authority	UDC	Urban Development Corp.
ISD	Independent School District	WSS	Water & Sewer System

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $41,239,787 or 6.17% of the Fund’s net assets as of January 31, 2001.
2. Represents the current interest rate for a variable or increasing rate security.
3. Represents the current interest rate for a variable rate bond known as an “inverse floater” which pays interest at a rate that varies inversely with short-term interest rates—See Note 1 of Notes to Financial Statements.
4. Identifies issues considered to be illiquid or restricted—See Note 6 of Notes to Financial Statements.
5. Zero coupon bond reflects the effective yield on the date of purchase.

As of January 31, 2001, securities subject to the alternative minimum tax amount to $146,027,592 or 21.86% of the Fund’s net assets.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

January 31, 2001

Assets
Investments, at value (cost $639,252,907)—see accompanying statement	$661,879,867

Cash	653,427

Receivables and other assets:
Interest	7,585,585
Shares of beneficial interest sold	293,146
Other	11,637

Total assets	670,423,662

Liabilities
Payables and other liabilities:
Dividends	1,703,063
Trustees’ compensation	246,301
Distribution and service plan fees	111,489
Shares of beneficial interest redeemed	56,511
Daily variation on futures contracts	36,437
Transfer and shareholder servicing agent fees	35,390
Other	115,082

Total liabilities	2,304,273

Net Assets	$668,119,389

Composition of Net Assets
Paid-in capital	$659,859,819

Overdistributed net investment income	(1,010,152)

Accumulated net realized loss on investment transactions	(13,357,238)

Net unrealized appreciation on investments	22,626,960

Net Assets	$668,119,389

Net Asset Value Per Share
Class A Shares:
Net asset value and redempton price per share (based on net assets of
576,826,226 and 60,400,740 shares of beneficial interest outstanding)	$9.55
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)	$10.03

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $74,664,762
and 7,837,810 shares of beneficial interest outstanding)	$9.53

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,628,401
and 1,745,676 shares of beneficial interest outstanding)	$9.53

See accompanying Notes to Financial Statements.

20 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended January 31, 2001

Investment Income
Interest	$17,779,139

Expenses
Management fees	1,504,506

Distribution and service plan fees:
Class A	560,329
Class B	281,515
Class C	62,280

Transfer and shareholder servicing agent fees	122,904

Shareholder reports	63,782

Custodian fees and expenses	17,536

Other	20,145

Total expenses	2,632,997
Less expenses paid indirectly	(17,536)

Net expenses	2,615,461

Net Investment Income	15,163,678

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(10,274,179)
Closing of futures contracts	594,544

Net realized loss	(9,679,635)

Net change in unrealized appreciation on Investments	29,211,283

Net realized and unrealized gain	19,531,648

Net Increase in Net Assets Resulting from Operations	$34,695,326

See accompanying Notes to Financial Statements.

21 OPPENHEIMER MUNICIPAL BOND FUND

STATEMENTS O F CHANGES IN NET ASSETS

	Six Months Ended Jan. 31, 2001 (Unaudited)	Year Ended July 31, 2000

Operations
Net investment income	$15,163,678	$32,552,213

Net realized gain (loss)	(9,679,635)	(1,928,788)

Net change in unrealized appreciation (depreciation)	29,211,283	(39,846,312)

Net increase (decrease) in net assets resulting from operations	34,695,326	(9,222,887)

Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A	(13,272,966)	(28,322,087)
Class B	(1,309,724)	(3,304,255)
Class C	(289,606)	(684,715)

Distributions from net realized gain:
Class A	—	(3,065,354)
Class B	—	(436,022)
Class C	—	(87,540)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transaction:
Class A	77,395,887	(48,456,283)
Class B	15,379,947	(26,975,629)
Class C	3,992,089	(5,233,189)

Net Assets
Total increase (decrease)	116,590,953	(125,787,961)

Beginning of period	551,528,436	677,316,397

End of period (including overdistributed net investment
income of $1,010,152 and $1,301,534, respectively)	$668,119,389	$551,528,436

See accompanying Notes to Financial Statements.

22 OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended Jan. 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended July 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$9.35	$10.02	$10.27	$10.24	$9.74	$9.98

Income (loss) from investment operations:
Net investment income	.27	.52	.52	.51	.55	.32
Net realized and unrealized gain (loss)	.19	(.61)	(.25)	.04	.49	(.25)

Total income (loss) from
investment operations	.46	(.09)	.27	.55	1.04	.07

Dividends and distributions to shareholders:
Dividends from net investment income	(.26)	(.52)	(.52)	(.52)	(.54)	(.31)
Distributions from net realized gain	—	(.06)	—	—	—	—

Total dividends and/or distributions
to shareholders	(.26)	(.58)	(.52)	(.52)	(.54)	(.31)

Net asset value, end of period	$9.55	$9.35	$10.02	$10.27	$10.24	$9.74

Total Return, at Net Asset Value[2]	4.96%	(0.85)%	2.57%	5.55%	10.97%	0.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$576,826	$482,152	$568,673	$579,570	$586,546	$590,299

Average net assets (in thousands)	$485,753	$515,007	$587,197	$581,630	$582,624	$606,509

Ratios to average net assets:[3]
Net investment income	5.52%	5.54%	5.00%	5.00%	5.55%	5.58%
Expenses	0.84%	0.90%	0.87%	0.87%[4]	0.87%[4]	0.92%[4]

Portfolio turnover rate	11%	14%	18%	21%	24%	24%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

23 OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended Jan. 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended July 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$9.33	$10.00	$10.25	$10.22	$9.73	$9.96

Income (loss) from investment operations:
Net investment income	.23	.43	.44	.43	.47	.27
Net realized and unrealized gain (loss)	.19	(.60)	(.25)	.04	.48	(.23)

Total income (loss) from
investment operations	.42	(.17)	.19	.47	.95	.04

Dividends and distributions to shareholders:
Dividends from net investment income	(.22)	(.44)	(.44)	(.44)	(.46)	(.27)
Distributions from net realized gain	—	(.06)	—	—	—	—

Total dividends and distributions
to shareholders	(.22)	(.50)	(.44)	(.44)	(.46)	(.27)

Net asset value, end of period	$9.53	$9.33	$10.00	$10.25	$10.22	$9.73

Total Return, at Net Asset Value[2]	4.56%	(1.62)%	1.78%	4.75%	10.05%	0.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,665	$57,204	$90,022	$91,677	$83,897	$74,055

Average net assets (in thousands)	$56,065	$70,072	$96,352	$88,531	$77,881	$73,047

Ratios to average net assets:[3]
Net investment income	4.75%	4.75%	4.22%	4.21%	4.76%	4.79%
Expenses	1.61%	1.67%	1.65%	1.65%[4]	1.65%[4]	1.70%[4]

Portfolio turnover rate	11%	14%	18%	21%	24%	24%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER MUNICIPAL BOND FUND

Class C	Six Months Ended Jan. 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended July 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$9.33	$10.00	$10.25	$10.22	$9.73	$9.96

Income (loss) from investment operations:
Net investment income	.23	.44	.44	.43	.46	.27
Net realized and unrealized gain (loss)	.19	(.61)	(.25)	.04	.49	(.23)

Total income (loss) from
investment operations	.42	(.17)	.19	.47	.95	.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.44)	(.44)	(.44)	(.46)	(.27)
Distributions from net realized gain	—	(.06)	—	—	—	—

Total dividends and/or distributions
to shareholders	(.22)	(.50)	(.44)	(.44)	(.46)	(.27)

Net asset value, end of period	$9.53	$9.33	$10 .00	$10.25	$10.22	$9.73

Total Return, at Net Asset Value[2]	4.56%	(1.62)%	1.78%	4.75%	10.03%	0.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,628	$12,173	$18,621	$12,857	$8,648	$4,210

Average net assets (in thousands)	$12,406	$14,497	$16,868	$10,655	$5,724	$3,105

Ratios to average net assets:[3]
Net investment income	4.75%	4.76%	4.22%	4.30%	4.72%	4.72%
Expenses	1.61%	1.67%	1.65%	1.64%[4]	1.67%[4]	1.75%[4]

Portfolio turnover rate	11%	14%	18%	21%	24%	24%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

25 OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $67,492,350 as of January 31, 2001. Including the effect of leverage, inverse floaters represent 10.10% of the Fund’s total assets as of January 31, 2001.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

26 OPPENHEIMER MUNICIPAL BOND FUND

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2001, a credit of $8,102 was made for the Fund’s projected benefit obligations and payments of $442 were made to retired trustees, resulting in an accumulated liability of $244,128 as of January 31, 2001.      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

27 OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

1. Significant Accounting Policies Continued

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide), as revised, effective for fiscal years beginning after December 15, 2000. The Fund is currently performing an analysis to determine any necessary accounting changes as a result of the Guide, which will be implemented during the fiscal year beginning August 1, 2001.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2001		Year Ended July 31, 2000
	Shares	Amount	Shares	Amount

Class A
Sold	4,548,476	$35,860,708	13,414,765	$126,546,006
Dividends and/or
distributions reinvested	890,217	8,404,270	2,157,960	20,359,502
Acquisition—Note 8	9,659,347	92,246,765	—	—
Redeemed	(6,251,378)	(59,115,856)	(20,759,908)	(195,361,791)

Net increase (decrease)	8,846,662	$77,395,887	(5,187,183)	$(48,456,283)

Class B
Sold	720,831	$5,865,284	1,310,906	$12,395,994
Dividends and/or
distributions reinvested	76,844	723,811	237,460	2,240,594
Acquisition—Note 8	2,018,542	19,216,517	—	—
Redeemed	(1,108,523)	(10,425,665)	(4,419,722)	(41,612,217)

Net increase (decrease)	1,707,694	$15,379,947	(2,871,356)	$(26,975,629)

Class C
Sold	186,683	$1,557,268	469,950	$4,403,501
Dividends and/or
distributions reinvested	19,469	183,373	54,679	515,996
Acquisition—Note 8	394,023	3,751,103	—	—
Redeemed	(159,137)	(1,499,655)	(1,082,182)	(10,152,686)

Net increase (decrease)	441,038	$3,992,089	(557,553)	$(5,233,189)

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2001, were $60,679,121 and $81,495,777, respectively.

28 OPPENHEIMER MUNICIPAL BOND FUND

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. The Fund’s management fee for the six months ended January 31, 2001, was an annualized rate of 0.54%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

January 31, 2001	$236,609	$60,335	$32,512	$148,023	$10,823

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

January 31, 2001	$—	$87,451	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2001, payments under the Class A plan totaled $560,329 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients,

29 OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

4. Fees and Other Transactions with Affiliates Continued
and included $42,958 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended January 31, 2001, were as follows:

	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$281,515	$220,124	$1,688,040	2.26%
Class C Plan	62,280	15,763	230,684	1.39

5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures

30 OPPENHEIMER MUNICIPAL BOND FUND

contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

6. Illiquid Securities

As of January 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of January 31, 2001, was $2,564,500, which represents 0.38% of the Fund’s net assets.

7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the six months ended or at January 31, 2001.

8. Acquisition of Oppenheimer Insured Municipal Fund

On January 26, 2001, the Fund acquired the net assets of Oppenheimer Insured Municipal Fund. The Fund issued 12,071,912 shares of beneficial interest, valued at $115,214,385, in exchange for the net assets, resulting in combined net assets of $668,704,377 on January 26, 2001. The exchange qualified as a tax-free reorganization for federal income tax purposes.

31 OPPENHEIMER MUNICIPAL BOND FUND

OPPENHEIMER MUNICIPAL BOND FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
Jerry A. Webman, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Custodian of	Citibank, N.A.
Portfolio Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Municipal Bond Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

32 OPPENHEIMER MUNICIPAL BOND FUND

INFORMATION AND SERVICES

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